                                LEASE AGREEMENT
                                ---------------


     THIS LEASE, is made this 1st day of June, 1993, between Mattei Corporation
                              ---        ----                ------------------
(hereinafter called "Landlord"), and World Airways, Inc., (hereinafter called
                                     -------------------
"Tenant").

     In consideration of the promises and the covenants, conditions and rents hereinafter set forth, it is agreed as follows:

1. PREMISES AND TERM:
   -----------------

     A. Landlord does hereby lease, demise and let to Tenant, and Tenant does hereby lease, take and accept from Landlord, the "Premises," being comprised of approximately Forty Thousand (40,000) square feet of warehouse and office space
              -----------------------
located in a one story warehouse building (hereinafter the "Improvements") as outlined in red on the building and site plan attached hereto as Exhibit A which building contains a ground floor area of approximately Forty Thousand (40,000)
                                                       -----------------------
square feet and is located on all that lot of ground in New Castle County, Delaware more fully described in Exhibit B attached hereto, containing 4.39
                                                                       ----
acres of land more or less, together with the use in common with other occupants of the Improvements of the parking areas* and the right to use in common with such other occupants of said building any access road serving the Improvements.

     B. TO HAVE AND TO HOLD the same for a term commencing on November 1, 1993,
                                                              ----------------
and ending five (5) years thereafter.
           ----

2. TENANT IMPROVEMENTS:
   -------------------

     All tenant improvements shall be installed by Tenant, subject to the provisions of paragraphs 9, 10, and 11 hereof. Landlord further agrees to make such improvements as are listed in Exhibit C at no expense to the Tenant. Landlord has no obligation to furnish Tenant with heat, air conditioning, ventilation, hot water, security or the equipment therefor, or any other service, utility or equipment, lines or facilities, except as otherwise expressly provided in this lease.

3. RENT:
   ----

     Tenant covenants to pay to Landlord at such place as Landlord shall from time to time direct, the basic rent ("Basic Rental") at the rate of Seven
                                                                    -----
Thousand, Six Hundred, Sixty-Six Dollars and 67/100 ($7,666.67) per month for
- ---------------------------------------------------------------
the months of November and December, 1993, and at the rate of Fifteen Thousand,
                                                              ----------------
Three Hundred, Thirty-Three Dollars and 33/100 ($15,333.33) per month beginning
- -----------------------------------------------------------
on January 1, 1994 and continuing throughout the term of the lease in advance and without demand in legal tender of the United States of America.

     * Landlord reserves the right to create and allocate reserved parking spaces, provided that such spaces are allocated among all tenants in proportion to their respective portions of the building, and provided that the allocation is made so as to place parking spaces reserved for each tenant as conveniently close to that tenant's portion of the building as is possible.

     Tenant covenants to pay when due, which shall be on or before the first day of every month, without any abatement, deduction or set-off, the Basic Rental provided for herein and to pay as additional rent when due all other sums, costs, charges and expenses payable by Tenant under this Lease, and, in the event of any non-payment thereof, such sums shall be collected as rent, and Landlord shall have all the rights and remedies provided for herein or by law in the case of non-payment of rent.

4. OCCUPANCY BY TENANT:
   -------------------

     Beginning with the completion of the building and upon issuance of a Certificate of Occupancy, Tenant shall take possession of 5,000 square feet of space. Beginning on August 1, 1993, Tenant shall take possession of an additional 5,000 square feet of space. Beginning on October 1, 1993, Tenant shall take possession of the balance of the building.

5. OPTION TO RENEW
   ---------------

     Provided Tenant is not in default of any of the terms of this Lease, it shall have the right, option and privilege of this Lease for five additional one year terms upon the following terms and conditions:

          (a) For each subsequent one year renewal, the rent shall not be increased to an amount greater than 2% of the total yearly rent which was charged in the most recent lease term.

          (b) Tenant must give notice in writing at least 180 days prior to the termination of the then current term of this Lease that it is exercising its option. In the absence of such notice, the Lease will end at the termination of the then current term and this paragraph shall be of no effect whatsoever.

6. TAXES:
   -----

     Tenant covenants to pay Landlord, as additional rental, its pro-rated share of any increase in real estate taxes and assessments, as hereinafter defined, levied on the land and Improvements of which the Premises are a part over the amount of such taxes paid by Landlord for the 1993-1994 tax year, as follows:
                                              ---------

          (a) Real estate taxes and assessments for the last year of the term or renewal term as the case may be shall be adjusted and pro-rated to the termination date.

          (b) Tenant shall pay its share of such increase in real estate taxes and assessments as set forth above within thirty (30) days following receipt from the Landlord of a statement of its calculations supported by copies of the actual billings rendered to Landlord.

          (c) For purposes of this paragraph, the term "real estate taxes and assessments" shall include any public charges against the land and Improvements of which the Premises are a part (including assessments by any County, Municipal, Metropolitan District or Commission).

          (d) The Tenant shall have the right to contest as against the taxing authority the amount or validity, in whole or in part, of any increase in such real estate taxes and assessments in the name of the Landlord or the Tenant, as required, by appropriate proceedings diligently conducted in good faith and the Landlord agrees to fully cooperate in any such efforts by the Tenant, at the expense of Tenant. If the payment of the tax or assessment would operate as a bar to the proceedings or to materially interfere with its prosecution, the Tenant may require the Landlord to postpone or to defer the payment of the tax (and landlord may require the Tenant to post bond or security to defer the payment) so long as the leased premises would not, in the reasonable opinion of Landlord by reason of the postponement, be in danger of being liened, forfeited or lost, or violation of any mortgage. Any interest or penalty incurred by reason of the postponement of the payment of the taxes shall be paid by the Tenant.

          (e) Notwithstanding the foregoing, Tenant shall pay the entire increased assessment or tax, if any, resulting from leasehold improvements made by Tenant.

7. FIRE AND EXTENDED COVERAGE INSURANCE:
   ------------------------------------

     Tenant covenants to pay Landlord, as additional rental, Tenant's pro-rata shared of any increase in premiums for fire and extended coverage insurance on the Improvements of which the premises are a part over the premiums charged for the coverage expiring on March 17, 1994, as follows:
                         --------------

          (a) Any increase in premiums for the last year of the term shall be adjusted and pro-rated to the termination date.

          (b) Tenant shall pay its share of such increase in insurance premiums as set forth above within thirty (30) days following receipt from the Landlord of a statement of its calculations supported by copies of the actual billings rendered to Landlord.

          (c) The fire and extended coverage policy shall expressly waive any right of subrogation against Landlord or Tenant.

          (d) Notwithstanding the generality of the foregoing, in the event Tenant's improvements to or occupancy or use of the Premises causes any increase in premiums for fire and extended coverage insurance on the Improvements of which the Premises are a part above the rate established for other uses in the Improvements, the Tenant shall pay the entire additional premiums resulting therefrom. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect and shall be due from and payable by Tenant when rendered, and shall constitute additional rent.

8. UTILITIES:
   ---------

     Tenant shall pay all charges for gas, electricity, light, heat, all public charges for sanitary sewage discharged from the Premises and for water consumed on the Premises, power and all other utilities and telephone or other communication services used, rendered or supplied upon or in connection with the Premises. Tenant shall pay its pro-rata share of trash removal service for the building, if any are arranged by Landlord.

9. LIENS OR ENCUMBRANCES:
   ---------------------

     Tenant shall not suffer the Premises or any erection of improvements thereon to become subject to any lien, charge or encumbrances, and shall indemnify Landlord against all such liens, charges and encumbrances.

10. USE OF PREMISES:
    ---------------
     Tenant shall use and occupy the premises throughout the term hereof solely for the purposes of operating a warehouse and for office facilities used in connection therewith.

11. ALTERATIONS AND IMPROVEMENTS:
    ----------------------------

     Tenant shall at no time or times make any alterations, improvements or changes of any kind to the Premises without first submitting the plans and specifications thereof and securing the written consent or unwritten lack of objection of the Landlord, which consent or lack of objection shall not be unreasonably withheld; provided, however, that Tenant may, at its own option and without having to secure the consent or lack of objection, written or otherwise of the Landlord, make any alterations or changes of any kind to the Premises which may be required by any governmental order or regulation, and, so long as such alterations or changes are not of a character required to be performed by Landlord hereunder, such alterations or changes shall, if made by Tenant, be made at no expense to Landlord. All improvements, alterations, replacements and building service equipment made or installed by or on behalf of Tenant and permanently affixed to the Improvements shall immediately upon completion or installment thereof be and become the property of Landlord without payment therefor by Landlord, but subject to the provisions of this Lease; provided that all machinery, equipment (other than building service equipment), trade fixtures, movable partitions, furniture and furnishings installed by Tenant or maintained on the Premises, even if permanently affixed thereto, shall remain the property of Tenant, and Tenant shall, if not in default, be entitled to remove the same or any part thereof at any time during the Lease term but Tenant shall, at its expense, repair any and all damage to the Premises resulting from or caused by such removal. The interest of Tenant in any property which is not so removed shall at the end of the time provided, for removal thereof vest in Landlord. Landlord shall not be required to give written consent to any work or alternatives proposed by Tenant, but the absence of Landlord's objection, if none is expressed in writing by Landlord within thirty (30) days of Landlord's receipt of Tenant's plans and specifications, shall be deemed lack of objection for purposes of this Lease. No lack of objection by Landlord, and nothing set forth in this Lease relating to work to be done by Tenant, shall constitute Landlord's consent that any such work be done on the credit of Landlord or the premises, land, structure or any part thereof; but any such work, and all labor done or materials supplied, shall be done solely on the credit of Tenant and its leasehold interest only.

12. REPAIRS AND MAINTENANCE:
    -----------------------

     A. Tenant covenants throughout the term, at its expense, to maintain in good order and repair the interior structure, surfaces, components, systems and equipment of the Premises, and to maintain and replace when necessary, all windows and door glass therein, interior and exterior, to maintain and repair but not replace except as hereinafter set forth all building service equipment therein including, but not limited to, electrical, plumbing, heating, air conditioning and sprinkler equipment, pipes, wires, ducts, fixtures and appliances; to make all ordinary and necessary repairs; to keep the Premises in a safe, clean and sanitary condition; to provide for the removal of trash and rubbish; and to surrender the Premises at the end of the term in as good condition as when received except for ordinary wear and use, and except for fire or other unavoidable casualty not caused by Tenant, its employees, agents or invitees (or if so caused, as to which Landlord receives adequate insurance proceeds).

     B. Landlord agrees to perform at its expense, maintenance and repairs to the exterior structure of the building and roof except when repairs are necessitated by the negligence or other act or omission of Tenant, its employees, agents or invitees other than normal use and ordinary wear and tear.

13. LIABILITY INSURANCE:
    -------------------

     Tenant shall obtain and maintain public liability insurance in form and substance satisfactory to Landlord and Landlord's lender, insuring Landlord against claims for bodily injury or death occurring in or about the Premises and on, in or about the adjoining driveways, parking areas, walks and passageways, to the limit of not less than Five Hundred Thousand Dollars ($500,000.00) in respect of bodily injury or death to one person, and to the limit of not less than One Million Dollars ($1,000,000.00) in respect of one occurrence, and property damage insurance insuring against claims for damage or injury to property of others occurring in or about the Premises and on, in or about the adjoining streets and passageways, to the limit of not less than One Hundred Thousand Dollars ($100,000.00) in respect to damage to the property of another.

     Said policy shall provide that notwithstanding any act or omission of Tenant which might otherwise result in its forfeiture, the policy shall not be cancelled without at least ten (10) days written notice to each named insured, including mortgagees.

14. DAMAGE OR DESTRUCTION:
    ---------------------

     A. If during the term the Premises are damaged by fire or other casualty, but not to the extent that Tenant is prevented from carrying on its business in the Premises, Landlord shall promptly restore the Premises to their condition immediately prior to the casualty, insofar as recovered insurance proceeds in hand permit; provided, however, that if such damage has not been caused by Tenant, its agents, employees or invitees, and is not restored within one hundred twenty (120) days, Tenant may terminate this Lease, on thirty (30) days written notice unless such restoration is substantially completed within such thirty (30) days.

     B. If during the term the Premises are destroyed or so damaged by fire or other casualty that Tenant is prevented from carrying on business in the Premises and Tenant and Landlord cannot agree upon mutually acceptable outline provisions with respect to restoration within (30) days of the casualty, Landlord shall have option either to restore the Premises to their condition immediately prior to the casualty or to terminate the Lease. Such option shall be exercised by Landlord by written notice to the Tenant within forty-five (45) days after the casualty.

     If Landlord chooses to restore the Premises, it shall prepare or cause to be prepared a reasonable estimate of the time needed to restore the Premises to their condition immediately prior to the casualty. Such estimate shall accompany the written notice to Tenant. If the time period indicated in the notice exceeds one hundred twenty (120) days, Tenant may rescind or terminate this Agreement within five (5) days of receipt of Landlord's notice. If the restoration period is less than the period indicated above or if Tenant agrees to a period in excess of one hundred twenty (120) days, then Landlord shall promptly commence such repair work. If the restoration is not completed within the time period noted in the estimate plus thirty (30) days, Tenant may at any time thereafter terminate this Lease, unless the restoration is substantially completed before Tenant gives written notice of its election to terminate.

     Tenant shall not be required to pay rent for any period that the Premises are destroyed or damaged to the extent that Tenant is substantially prevented from carrying on its business in the Premises, unless Tenant, its employees, agents or invitees caused such destruction or damage.

15. COMPLIANCE WITH REGULATIONS, ETC.:
    ---------------------------

     Tenant covenants throughout the term at its expense to comply promptly with all laws, codes, ordinances, administrative and court orders and directives, rules and regulations which have the force of law, whether now in effect or hereafter promulgated, applicable to Tenant's use and occupancy of the Premises, however Tenant shall have the right to contest the applicability and/or validity of any of the above so long as by reason of such action, the Premises or the Improvements would not be in danger of lien, forfeiture or less, or violation of any mortgage. All construction undertaken by Landlord pursuant to this Lease shall likewise comply with all provisions of a like nature.

16. CONDEMNATION:
    ------------

     A. If during the term of this Lease, all or a substantial part of the Premises shall be taken by eminent domain, then at the option of the Tenant or the Landlord the Lease shall terminate as of, and the rent shall be apportioned to and abate from and after, the date of taking, and Tenant shall have no right to participate in any award or damages for such taking (except as set forth in subparagraph D hereof) and hereby assigns all of its right, title and interest therein to Landlord. For purposes of this paragraph 16, "a substantial part of the Premises" shall mean a taking of 20% or more of the portion of the Improvements leased hereunder.

     B. If during the term of this Lease, less than a substantial part of the Premises (as hereinbefore defined) shall be taken by eminent domain, this Lease shall remain in full force and effect according to its terms; and Tenant shall have no right to participate in any award or damages for such taking and hereby assigns all of its right, title and interest therein to Landlord, provided that Landlord shall at its expense promptly make such repairs and improvements as shall be necessary to restore the Premises to substantially the same efficiency as before the taking.

     C. For the purpose of this paragraph 16, "taken by eminent domain" or "taking under the power of eminent domain" shall include a negotiated sale or lease and transfer of possession to a condemning authority under bona fide
                                                                 ---------
threat of condemnation for public use, and Landlord alone shall have the right to negotiate with the condemning authority and conduct and settle all litigation connected with the condemnation. As hereinabove used, the words "award of damage" shall, in the event of such sale or settlement, include the purchase or settlement price of any such negotiated transfer.

     D. Nothing herein shall be deemed to prevent Tenant from claiming, negotiating, and receiving from the condemning authority, if legally payable, compensation for the taking of Tenant's own tangible property, improvements upon the leased Premises constructed at Tenant's sole expense, and damages for Tenant's loss of business, business interruption and/or removal and relocation; provided, however, that in no event shall Landlord receive less as a result thereof, than if Tenant had not leased the premises. Should the condemnation be effected without a cancellation of the Lease, there shall be an appropriate reduction in rental commensurate with the area so taken, provided Landlord receives compensation therefor as part of the condemnation award.

17. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS:
    ----------------------------------------------

     If Tenant shall fail to perform any covenant or duty required of it by this Lease or by law, Landlord shall, after notice to Tenant and expiration of the applicable cure period, have the right (but not the duty) to enter the Premises, if necessary, to perform the same without notice, but the reasonable cost thereof shall be deemed to be additional rent, and Landlord shall have the same rights and remedies as though the additional rent were part of the monthly rent due the Landlord under this Lease.

18. INDEMNIFICATION OF LANDLORD:
    ---------------------------

     Except with respect to claims arising from Landlord's negligence or that of its agents, servants or employees, Tenant covenants to indemnify and save Landlord harmless (to the extent not reimbursed by insurance required by this Lease to be furnished by Tenant) from any and all claims for liability of any nature whatever arising from any use, occupancy, construction, repairs, or other work or activity done in, on or about the Premises during the term or from any condition of the Premises or anything thereon or therein during the term, or from any occurrence whatever in, on or about the Premises during the term, including all Landlord's reasonable costs, expenses and counsel fees in connection with any such claim.

19. LANDLORD'S EXONERATION:
    ----------------------

     Except with respect to claims arising from Landlord's negligence or that of its agents, servants or employees, or from Landlord's failure to make repairs required of it to be made pursuant to this Lease (and then only if such failure continues after notice from Tenant to Landlord and expiration of the applicable cure period), Tenant covenants to defend, save harmless, protect and indemnify the Landlord from and against any and all losses, damages, claims, suits or actions judgments and costs, which may arise or grow out of any injury to or death of any person or damage to any property (including, but not by way of limitation, Tenant and employees, agents, or invitees of Tenant and their property) which is caused by or results from, any occurrence, event, circumstance or condition in or upon the Premises or in the use and possession of the Premises and the equipment thereon by Tenant or the operation of the business conducted by Tenant on the said Premises.

20. DEFAULT PROVISIONS:
    ------------------

     In the event of any default of Tenant hereinafter mentioned in this paragraph 20, Landlord may elect to terminate this Lease by serving a written notice upon Tenant of Landlord's election to terminate this Lease upon a specified date, not less than thirty (30) days after the date of serving of such notice, or any longer applicable cure period. If said default shall not be corrected within the applicable cure period, this Lease shall then expire on the date specified, as if that date had been originally fixed as the expiration of the term hereinafter granted; provided, however, that this Lease shall not terminate or expire if Tenant cures its default within the applicable cure period.

     Each of the following events shall be deemed an event of default by Tenant within the meaning of this paragraph 20: (a) the failure to pay any installment of Basic Rental or additional rent when due and payable, for which the applicable cure period is ten (10) days; (b) the failure to perform any of the other covenants or conditions of this Lease on the part of Tenant to be performed, for which the applicable cure period is thirty (30) days; (c) the making of an assignment by Tenant for the benefit of its creditors (no cure period); (d) the appointment of a receiver or trustee of all or part of Tenant's property (no cure period); (e) the filing by Tenant of a petition in bankruptcy or for reorganization or for an arrangement with its creditors or for any other relief under any bankruptcy or similar law (no cure period); (f) the filing of a petition against Tenant for its reorganization or for an arrangement under any bankruptcy law or other law, for which the applicable cure period is ninety (90) days. Notwithstanding the foregoing, Landlord need not give notice and an opportunity to cure the same kind of default more than twice in any twelve month period; but if the same or a similar kind of default occurs a third time within any twelve month period, Landlord may elect to terminate this Lease upon thirty (30) days notice regardless of any subsequent cure by Tenant.

     In the event that this Lease is terminated in the manner provided for in this paragraph 20, or by court proceedings or otherwise, or in the event that the Premises, or any part thereof, shall be abandoned by Tenant during the said term, Landlord or Landlord's agents, servants or representatives may, at any time after written notice to Tenant and the times set forth in this paragraph 20, reenter and resume possession of said Premises, or any part thereof, and remove all persons and property therefrom, either by any suitable action or proceeding at law or by force or otherwise, without being liable for any damages therefor. No reentry by Landlord shall be deemed to be an acceptance of a surrender of this Lease; and Tenant agrees that in the event this Lease in accordance with its provisions, is terminated because of Tenant's default, Landlord's lien in and to this Lease and any improvements on or hereinafter placed on the Premises and on any equity of Tenant in and to any furnishings, equipment, fixtures or any other personal property, shall forthwith attach, such lien being granted for the purposes of securing the performance of Tenant's obligation hereunder.

     In case the rent or any installment of said rent hereby agreed to be paid shall at any time be in default, and the default shall not be cured within ten
(10) days, with or without notice, the Landlord shall have the right to distrain therefor; and in case the rent or any installments of said rent shall remain in arrears in violation of the default provisions, or in case the Tenant shall violate any of the covenants on its part herein contained and shall fail to rectify same in accordance with the provisions set forth for curing a default herein, then in either event the Landlord shall be entitled to reenter and annul this Lease, and all rents shall thereupon cease.

     The Landlord, upon the happening of any of the events giving it the right to annul and cancel this Lease, shall in addition to all other remedies be entitled to the benefit of all of the provisions of law for the speedy recovery of lands and tenements under this Lease held over by the Tenant in New Castle County, Delaware that are now in force or may hereafter be enacted.

21. ADDITIONAL REMEDIES OF LANDLORD:
    -------------------------------

     In the event that this Lease is terminated in the manner set forth in paragraph 20 hereof, or by court proceedings or otherwise, or if the Premises shall be abandoned by Tenant during the term hereof, Landlord may for its own account, relet the whole or any portion of said Premises for any period equal to or greater or less than the remainder of the original term of this Lease for any sum which it may deem reasonable, to any tenants which it may deem suitable and satisfactory, and for any use and purposes which it may deem appropriate, but in no event shall Landlord be under any obligation to relet the Premises for any purpose which Landlord may regard as injurious to the Improvements, or to any tenant which Landlord, in the exercise of reasonable discretion shall deem to be objectionable. In the event of such termination of this Lease or if the Premises are abandoned, or in the event of any default mentioned in paragraph 20 hereof, and whether or not the Premises be relet, and whether this Lease be terminated or not, Landlord shall be entitled to recover of Tenant, and Tenant hereby agrees to pay to Landlord as damages, the following:

     (i) An amount equal to the amount of the rent reserved under this Lease, less the rent, if any, net of expenses, collected by Landlord on reletting the Premises, which shall be due and payable by Tenant to Landlord on the several days on which the rent herein reserved would have become payable under this Lease.

   (ii) In addition to the damages hereinbefore provided for in this paragraph 21, an amount equal to the cost (a) of placing the Premises in the condition in which Tenant has agreed to surrender them to Landlord and (b) of performing any other covenant herein contained which Tenant has agreed to perform, other than the covenant to pay rent. The damages mentioned in this subdivision (ii) shall become immediately due and payable by Tenant to Landlord upon the termination of this Lease.

     Without any previous notice or demand, separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which, at the commencement of any such action, have then or theretofore become due and payable to Landlord under this paragraph 21, without waiting until the end of the term of this Lease. Without being limited by the foregoing, Landlord shall be entitled to recover its attorneys fees in the successful enforcement of its rights and remedies under this Lease.

22. RIGHT TO ASSIGN AND SUBLEASE:
    ----------------------------

     Tenant may not assign this Lease or sublet the Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld, provided that in the event of any such assignment or subletting with consent, Tenant shall remain liable for the performance of Tenant's obligations during the term hereof.

23. INSPECTION BY LANDLORD, ETC.:
    ----------------------

     Landlord and its agents shall have the right at all reasonable times during the term to enter the Premises for the purpose of performing the maintenance and repairs required of it by this Lease and for the purpose of inspecting the same and, during the last one hundred and twenty (120) days of the term, to show both the interior and exterior of the Premises to prospective Tenants or purchasers and to place "For Rent" or "For Sale" signs thereon.

24. ASSIGNMENT OF LANDLORD'S INTEREST:
    ---------------------------------

     If Landlord should ever assign this Lease or the rents hereunder to a creditor as security for a debt, Tenant shall, after notice of such assignment and upon demand by Landlord or the assignee, pay all sums thereafter becoming due Landlord hereunder to the assignee (from and after the time Tenant is furnished with such assignee's address) and furnish such evidence of insurance coverages required hereunder as the lender may reasonably require so as to protect the assignee's interest as it may appear and furnish such assurances to the assignee.

25. ATTORNMENT:
    ----------

     In the event the herein demised Premises are sold at any foreclosure sale or sales, by virtue of any judicial proceedings or otherwise, the Lease shall continue in full force and effect and Tenant agrees upon request to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale as Landlord hereunder.

26. SUBORDINATION:
    -------------

     This Lease shall be subject and subordinate to the lien of any present or future mortgage or mortgages upon the Premises or any property of which the Premises are a part irrespective of the time of execution or the time of recording of any such mortgage or mortgages provided that in the event of foreclosure or other action taken under any mortgage by the holders thereof, this Lease and the rights of Tenant hereunder shall not be disturbed but shall continue in full force and effect so long as Tenant shall not be in default hereunder. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments and modifications, extensions, renewals and replacements thereof and any and all advances thereunder. Tenant hereby agrees to execute such agreement substantially in the same form as Exhibit E, or in any other form required by Landlord's lender.

27. MORTGAGEE PROTECTION:
    --------------------

     Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice, Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the addresses of such Mortgagees and/or Trust Deed Holders, and has been requested to give such notices. Tenant further agrees that if Landlord shall have failed to cure such default within the applicable cure period, then the Mortgagees and/or Trust Deed Holders shall have thirty (30) days from the date of receiving notice within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to affect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

28. NON-DISTURBANCE:
    ---------------

     Landlord covenants and warrants that if Tenant timely pays the rent provided for in this Lease and timely performs all of its covenants herein set forth, then Tenant shall peaceably and quietly have, hold and enjoy the Premises and all appurtenances thereon during the full term of this Lease.

29. FAILURE TO INSIST UPON STRICT PERFORMANCE:
    -----------------------------------------

     The failure of either party to insist upon a strict performance of any of the terms, conditions and covenants herein contained shall not be deemed a waiver of any rights or remedies that either party may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally or by course of conduct, but only by written instrument signed with the same formalities as this Lease.

30. TENANT HOLDING OVER:
    -------------------

     In the event that Tenant holds over at the expiration of the original term of this Lease or at the earlier termination thereof, Landlord shall be entitled to all the remedies now or hereafter in effect in New Castle County, Delaware relating to the speedy recovery of possession of lands and damages for wrongful detention.

     Nothing contained in this paragraph 30 shall be construed to limit in any way Landlord's further remedies for nonpayment or late payment of rent.

31. UTILITY LINES AND FACILITIES:
    ----------------------------

     Landlord reserves the right to place (or permit any other tenant in the Improvements so to place) in, over, below and upon the Premises (in such manner as to not significantly interfere with Tenant's use of the Premises), utility lines, conduits, pipes, tunneling and the like to service the Premises and other portions of the Improvements and to use, replace, repair and maintain (or permit any other tenant so to do) such utility lines, conduits, pipes, tunneling and the like, in, over, below and upon the

Premises in such manner as will not significantly interfere with Tenant's enjoyment thereof, provided that Landlord shall use its best efforts to see that such work does not significantly interfere with the ongoing business and operations of Tenant, that such work shall be done expeditiously and in a workmanlike manner, and further that the Premises shall, upon conclusion of the work, be restored to substantially the same conditions as they were prior to the commencement of the work.

32. OTHER TENANTS:
    -------------

     Landlord shall have no liability to Tenant for the acts or omissions of other tenants, nor shall any provisions of its leases with other tenants be deemed for the benefit of Tenant. Landlord shall have the right to accomplish or permit from time to time leasehold improvements to other portions of the Building for other tenants and Tenant shall accept any normal, necessary or reasonable inconvenience or disturbance resulting therefrom; but Landlord shall endeavor to minimize such inconvenience or disturbance, insofar as practicable without additional expense or unusual procedure.

33. SIGNS:
    -----

     Tenant shall not place any signs on the exterior of the premises without the written consent of Landlord, which consent shall not be unreasonably withheld, provided that any such signs shall be compatible with the standard signage supplied or required by Landlord.

34. END OF TERM:
    -----------

     Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition excepting only ordinary wear and tear and damage or destruction by fire or other casualty not caused by Tenant, its employees, agents or invitees, or the elements or any other cause beyond Tenant's reasonable control; and Tenant shall remove all of its property prior to such expiration.

35. SUCCESSORS AND ASSIGNS:
    ----------------------
     Except as hereinabove expressly otherwise provided, this Lease shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

36. NOTICES:
    -------

     All notices to Tenant under this Lease shall be conclusively presumed to have been delivered, two days after mailing by United States mail, first class, certified or registered, and postage prepaid, addressed to Tenant, World
                                                                   -----
Airways, 13873 Park Center Road, Suite 490, Herndon, Virginia 22071 or to such
- -------------------------------------------------------------------
other address as Tenant may in writing from time to time designate. All notices to Landlord hereunder shall be conclusively presumed to have been delivered two days after mailing by United States mail, first class, certified or registered, and postage prepaid, addressed to Landlord, at 15 McCullough Drive, New Castle,
                                               --------------------------------
Delaware 19720 or to such other address as Landlord may in writing from time to
- --------------
time designate. Tenant shall give Landlord prior written notice of any alleged default herein by Landlord, and Landlord shall have at least thirty (30) days notice within which to cure such default; or if thirty days is not clearly adequate, Landlord shall have such longer time to cure as is reasonably necessary, provided Landlord has commenced such cure within twenty (20) days after notice and subsequently pursues same to completion.

37. RECORDING:
    ---------

     Landlord and Tenant agree to execute a Memorandum of Lease which may be recorded among the Land Records of New Castle County, Delaware, at the expense of the party offering the Memorandum of Lease for recording.

38. TENANT ESTOPPEL CERTIFICATES:
    ----------------------------

     From time to time during the term of this Lease Tenant agrees to submit to Landlord's lender, within thirty (30) days following written demand therefor, a certificate substantially in the form attached hereto as Exhibit D, or in any other form required by Landlord's lender.

39. CAPTIONS AND HEADINGS:
    ---------------------

     The captions and headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Lease nor in any way affect this Lease.

40. CONSTRUCTION AND INTERPRETATION:
    -------------------------------

     This Agreement represents the entire understanding of the parties. There are no conditions, side agreements, representations, promises or terms, oral or written, except those expressed herein. The provisions of this Agreement shall not be deemed changed, modified, waived or abandoned, nor shall the terms of any part thereof be surrendered, except by writing signed by all the parties hereto, or their successors and assigns. The rights and obligations contained in this Agreement shall inure to the benefit of and be binding upon and enforceable against the parties and their respective heirs, personal representatives, successors and assigns. In reference to the parties, the singular and the plural, and the masculine, feminine and neuter shall be interchangeable as required by the context and the party or parties to whom reference is made.

     This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, except that no ambiguity shall be resolved for or against either party on the basis of authorship or nonauthorship of this document; and no weight shall be given to the subheadings of each article hereof. If any term or provision of this lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this lease shall be valid and be enforced to the fullest extent permitted by law.

     Whenever Tenant is required under this Lease to pay a pro-rated share of taxes, sewer, or other charges or expenses, such proration shall be based on that ratio which Tenant's total square footage of leased space bears to the total square footage of all leased space in the building in which the premises are located.

     This lease has been made and entered into by and between Landlord and Tenant based on their mutual assumption that it is completely consistent with Delaware law, particularly the Delaware Landlord Tenant Code as applicable to commercial real estate. In the event that this assumption is refuted, disproved, or otherwise shown to be false in whole or in part with the result that any provision herein designed to implement this lease as a net lease to Landlord by placing various obligations with respect to the Premises on Tenant shall be ruled invalid or unenforceable by any Court, Magistrate, Justice of the Peace, Attorney General opinion or the authority, then the basic rent herein provided for shall be raised by a panel of three arbitrators appointed by the Chancellor of the Court of Chancery in an annual amount sufficient to compensate Landlord for the removal of any obligation on Tenant and/or the imposition of any obligation on Landlord which, had the parties' assumption been correct, would not have been removed or imposed. In establishing this amount, all doubts shall be resolved in favor of Landlord, so that the raise in rent will clearly be adequate compensation. Should any Court, Magistrate, Justice of the Peace, Attorney General opinion or other authority rule that the rent may not be thus raised, then Landlord shall have the right upon ninety (90) days written notice to Tenant, to terminate this lease the same as if it were about to expire without further right of renewal on the part of Tenant.

41. ENVIRONMENTAL MATTERS:
    ---------------------

     A. Tenant represents and warrants that the use of the Premises will not result in or involve the use, generation, manufacture, refining, transportation, treatment, storage, handling or disposal of, or the conduct or performance of any activity in connection with, any hazardous substance or hazardous waste, as such terms are defined in the Delaware General Waste Management Act, 7 Del. C.,
                                                                       ---
Chapter 60, the Delaware Hazardous Waste Management Act, 7 Del. C., Chapter 63,
                                                           ---
the Federal Resource SS6690, et seq., the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. SS9601, et seq., and the regulations promulgated under said Acts (collectively "substance") which would subject the Premises or Landlord to any liability, including damages, penalties or fines, or any lien on the Premises under such Acts or under the Federal common law or the common law of the State of Delaware.

     B. Landlord and its agent(s) shall have the right from time to time, but not more often than once in any six (6) consecutive calendar months unless a violation is discovered or corrective actions are needed (in which event one or more follow-up inspections may be scheduled), to conduct an environmental audit of the Premises and of Tenant's use thereof, during normal business hours on a business day. Tenant and its employees shall fully cooperate in such audit including, but not limited to, identifying substances in containers, opening closed storage spaces, and so on. Tenant will keep, and shall produce for inspection and copying upon Landlord's request, accurate records of all Substances brought upon the premises other than cleaning supplies used in the ordinary course of Tenant's housekeeping procedures, in quantities not exceeding Tenant's monthly needs. In the event that Landlord's audit (or any other event) reveals that Tenant is violating or has violated environmental laws and regulations or is engaged in activities or has created conditions upon the Premises which, in the opinion of Landlord's environmental specialist, create an unreasonable risk of environmental harm or violation, then Tenant shall promptly at its expense comply with the written recommendations of Landlord's environmental specialist to cease and to remedy past violations of environmental laws, and/or follow procedures and correct conditions so as to minimize the risk of environmental harm or violations in the future. Tenant, Landlord and its environmental specialist shall endeavor to protect the environment and avoid risk of further or future environmental harm in the most practical, economic and effective way. Any disagreements shall be resolved by the Delaware Department of Natural Resources and Environmental Control.

     C. In the event that any environmental audit reveals a violation of law or necessitates recommended changes in conditions or procedures by Landlord's environmental specialist, Tenant shall pay the reasonable fees of such specialist, over and above the normal charge for a routine audit, and shall pay for any follow-up inspection or inspections to oversee and/or approve remedial measures. Upon termination of this Lease for any reason, and as a condition of Tenant's removal of its equipment, supplies and other personal property from the Premises, Landlord's environmental specialist shall perform a final audit and inspection of the Premises, and Tenant at its expense shall perform or cause to be performed any remedial action recommended by such specialist in order to leave the Premises in the same environmentally acceptable condition as when this Lease was entered (except for harm not caused by Tenant, its agents or invitees). Tenant's officer(s) and director(s) if Tenant is a corporation, managing venturer(s) if Tenant is a joint venture, or trustee(s) if Tenant is a trust, shall be personally and individually liable to Landlord for any violation by Tenant of this Section [42] of the Lease.

     D. Tenant shall indemnify and hold harmless Landlord, its directors, officers, partners and any of its employees, against all cost incurred (including, without limitation, amounts paid pursuant to penalties, fines, orders, judgment or settlements and attorney's fee originating out of any claim made by Federal, State or local agencies or departments or private litigants or third parties with respect to violations or alleged violations by Tenant, its agents, employees or invitees of environmental or health laws, rules, regulations, orders or common law, as said laws, etc. are set forth above or otherwise.

     E. Landlord shall indemnify and hold harmless Tenant, its officers, directors, partners and any of its employees against all costs incurred (including, without limitation, amounts paid pursuant to penalties, fines, orders, judgments or settlements and attorneys' fees), arising out of any claim made by Federal, State or local agencies or departments or private litigants or third parties with respect to violations by Landlord, its agents, employees or invitees of environmental or health laws, or regulations, orders or common law as said laws, etc., are set forth above, or otherwise, provided that such violations or alleged violations are not in whole or in part caused by or in whole or in part related to Tenant or Tenant's use of the Premises. As used herein Tenant shall mean and include Tenant and Tenants agents, employees and invitees.

42. SECURITY DEPOSIT
    ----------------

     Tenant has deposited with Landlord $15,333.33 as security for the full and
                                        ----------
faithful performance of each and every item, provision, covenant and condition of this lease. In the event Tenant defaults in respect of any of the terms, provisions, covenants, or conditions of this lease, including but not limited to the payment of rent, Landlord may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Landlord may spend or be required to spend by reason of Tenant's default. Should Tenant faithfully and fully comply with all of the terms, provisions, covenants and conditions of this lease, the security or any balance, thereof shall be returned to Tenant or, at the option of Landlord, to the last assignee of Tenant's interest in this lease at the expiration of the term hereof.

     In the event of a sale of the Building, Landlord shall have the right to transfer the aforesaid security deposit to the purchaser of the Building or to Tenant and Landlord shall thereupon be released by Tenant all liability for the return of said security; and Tenant agrees to look solely to the new owner of the Building for the return of said security deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security deposit to a new owner of the Building.

     Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assign shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

     WITNESS the execution of this Lease under seal by the parties hereto as of the date first above written.

WITNESS:                                    MATTEI CORPORATION



                                            By:                       (SEAL)
- ---------------------------------           -------------------------
                                            (Landlord)


                                     Attest:
                                            -----------------------

WITNESS:                                    WORLD AIRWAYS, INC.



                                            By:                       (SEAL)
- -------------------------------             -------------------------
                                            (Tenant)
                                            Charles W. Pollard (Pres.)


                                     Attest:
                                            ----------------------------

                                 EXHIBIT "D"
                                (Sample Only)

Re:                             Tenant:
                                             -----------------------------
                       Mailing Address:
                                             -----------------------------
                           Leased Area:
                                             -----------------------------

You have advised us that the mortgage company is planning to make a loan secured by a first mortgage on the above in which the undersigned presently occupies space under a lease dated _______________________________ (the "Lease") between the undersigned (the "Tenant") _________________________ and
__________________________and (the "Landlord").

Incident to the mortgage company's loan and mortgage, and at your request, we hereby certify as follows:

1. The undersigned is, as of the date of this letter, the holder of the Tenant's interest under the Lease, and the Lease has not been modified, amended or supplemented in any manner except for:

     The undersigned will not enter into any modification of the Lease.

2.   The term of the Lease is presently scheduled to expire on
     ______________________________________________________________.

     If there are any rights of extension or renewal remaining under the terms of the Lease, the same have not, as of the date of this letter, been exercised.

3. The undersigned, as the holder of the Tenant's interest under the Lease, is in occupancy of all the premises covered by the Lease and is actively conducting its business therein, which business is the use stipulated as the use of the premises demised by the Lease under the terms thereof and the Lease is in full force and effect.

4. The undersigned is current in payment of all fixed rent and other charges due to be paid under the Lease, with minimum rent paid, in full, for the period ending
     ___________________________________________________________________________
     _____.

     The monthly minimum (i.e., fixed) rent is _________________. No rent or other sum payable under the Lease is being paid in arrears.

     No rent or other sum payable under the Lease has been paid in advance of the due date thereof, and we hereby agree with you that we shall not pay any minimum rent or other sum due to be paid under the Lease more than fifteen (15) days in advance of the due date thereof.

5. All of the obligations on the part of the Landlord under the Lease for the performance of any work or installation of any equipment have been carried out, and the undersigned has no claim against the holder of the Landlord's interest for the incomplete performance of any work or installation, or on account of any claimed defect therein.

     As of the date of this _____________________, neither the undersigned nor the holder of the Landlord's interest under the Lease has failed to make any payment or to perform any obligation which each has to the other.

6. If the undersigned should assert a claim that the holder of the Landlord's interest under the Lease has (i) failed to perform an obligation to the undersigned under the terms of the Lease or otherwise, (ii) or is in default under the Lease in any respect, written notice thereof shall promptly be furnished to ______________________________, by certified mail at the above address, and the undersigned agrees that it will not exercise any rights which it might otherwise have on account of such failure or default under such notice has been given, and Sun Life has had the same opportunity to cure any such failure as the holder of the Landlord's interest under the Lease may have.

7. A security deposit of _____________________ has been paid in connection with the Lease.

     The undersigned acknowledges that ___________________________will be relying upon this _____________________________ in proceeding in the loan and mortgage as described above.

EXECUTED UNDER SEAL



- -----------------------------------          -----------------------------------

                                 EXHIBIT "E"
                                (Sample Only)

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

     THIS AGREEMENT is dated the ______ day of _________________, 1990, between ____________________________________________, a

Delaware corporation, with offices at
________________________________________________________________________________
____, its successors and assigns (including but not limited to the holder of the Note and Mortgage hereinafter described) ("Mortgagee"), and _________________________________________________________, with its principal place of business at
________________________________________________________________________________
_____("Tenant").

     Tenant has entered into a certain leasedated_______________________________ _____ (the "Lease"), the landlord's interest in which is presently held by
Mattei Corporation ("Landlord"), covering certain premises situated and known as______________________________________________________________________________
_____, as more particularly set forth in the Lease (the "Demised Premises"). The Demised Premises constitute a portion of the real property described on Exhibit
                                                                        -------
"A" attached hereto. Mortgagee has agreed to make a loan to Landlord, to be
- ---
evidenced by a note (the "Note") executed by Landlord, and secured inter alia by
                                                                   ----------
a mortgage on the Demised Premises and on other real and personal property (the "Mortgage"), intended to be recorded in the aforesaid public records. Tenant desires to be assured of continued occupancy of the Demised Premises under the terms of the Lease.

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) by each party in hand paid to the other, the receipt of which is hereby acknowledged, and in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby, promise, covenant and agree as follows:

     1. The Lease and all estates, rights, options, liens and charges therein contained or created thereunder is and shall be subject and subordinate to the lien and effect of the Mortgage insofar as it affects the real and personal property of which the Demised Premises forms a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon, with the same force and effect as if the Mortgage had been executed, delivered, and duly recorded among the above mentioned public records, prior to the execution and delivery of the Lease.

     2. In the event Mortgagee takes possession of the Demised premises as mortgagee-in-possession, by foreclosure of the Mortgage, or by acquisition of title in lieu of foreclosure, Mortgagee agrees not to affect or disturb Tenant's right to possession of the Demised Premises in the exercise of Mortgagee's rights so long as Tenant is not then in default under any of the terms, covenants or conditions of the Lease.

     3. (a) In the event that Mortgagee succeeds to the interest of Landlord under the Lease by foreclosure or by acquisition of title to the Demised Premises in lieu of foreclosure, Mortgagee and Tenant hereby agree to be bound to one another under all of the terms, covenants and conditions of the Lease; accordingly, from and after such event, Mortgagee and Tenant shall have the same remedies against one another for the breach of any agreement contained in the Lease as Tenant and Landlord had before Mortgagee succeeded to the interest of Landlord; provided, however, that Mortgagee shall not be bound by any rent or additional rent which Tenant might have paid for more than the current month to Landlord, nor shall Mortgagee be liable to Tenant for any damages arising out of events occurring prior to the date Mortgagee succeeds to the interest of

Landlord under the Lease.

     (b) This attornment shall be effective and self operative without the execution of any further instrument by any of the parties hereto immediately upon the Mortgagee succeeding to the interest of the Landlord under the Lease; and the respective rights and obligations of Tenant and Mortgagee upon such attornment, to the extent of the then remaining balance of the term of the Lease and any extension or renewal permitted thereby, shall be and are the same as are now set forth therein.

     4. In the event that anyone else acquires title to or the right to possession of the Demised Premises upon the foreclosure of the Mortgage, or upon the sale of the Demised Premises by Mortgagee or its successors or assigns after foreclosure or acquisition of title in lieu thereof or otherwise, Tenant agrees not to seek to terminate the Lease by reason thereof, but shall remain bound unto the new owner and the new owner agrees to be bound to Tenant under all of the terms, covenants and conditions of the Lease, as provided in Paragraph 3 above, and any liability of Mortgagee to Tenant under the Lease or hereunder shall terminate.

     5. Tenant hereby covenants and agrees to and with Mortgagee:

     (a) to deliver to Mortgagee a duplicate of each notice of default delivered to Landlord at the same time as such notice is given to Landlord;

     (b) not to seek to terminate the Lease by reason of any default of Landlord without prior written notice thereof to Mortgagee and the lapse thereafter of the greater of (i) thirty (30) days after giving of such notice to Mortgagee or
(ii) such time as under the Lease was offered to Landlord in which to remedy the default, within which time Mortgagee, at its option, may remedy any such default; provided, however, that with respect to any default of Landlord under the Lease which cannot be remedied within such time, if Mortgagee commences to cure such default within such time and thereafter diligently proceeds with such efforts, Mortgagee shall have such time as is reasonably necessary to complete curing such default;

     (c) to promptly certify in writing to Mortgagee in connection with any proposed assignment of the Mortgage, whether or not to Tenant's knowledge any default on the part of Landlord then exists under the Lease;

     (d) not to modify the Lease orally or in any other manner except by an agreement in writing signed by the Mortgagee, for such time as the Mortgage remains a lien on the property or the Note it secures remains unpaid;

     (e) not to assign its interest in the Lease without the prior written consent of Owner and Mortgagee. Tenant shall remain obligated under the Lease notwithstanding any such assignment;

     (f) upon receipt from Mortgagee of notice of any default under the Note or Mortgage, to pay all rents and other sums due under the Lease directly to Mortgagee.

     6. This Agreement shall inure to and bind the heirs, administrators, executors, successors and assigns of the parties hereto.

    WITNESS the hand and seal of the under signed the day and year first above written.

                                                   TENANT:



Attest:                                 By:
       -----------------------------       ------------------------------
                    [Corporate Seal]

                                                   MORTGAGEE:



Attest:                                 By:
       -----------------------------       -----------------------------
                    [Corporate Seal]

STATE OF DELAWARE        :
                         : ss
COUNTY OF                :


     On this, the ______ day of _______________________, 1990, before me, the undersigned Officer, personally appeared ______________________________, who acknowledged to be the ________________________________________ of
____________________________, as such _______________________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by _______________________________________________ as ____________________________.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                               ----------------------
                                                             NOTARY PUBLIC


COMMONWEALTH OF MASSACHUSETTS   :
                                : ss
COUNTY OF                       :


     I, __________________________________, a Notary Public in and for the
County and State aforesaid, do hereby certify that _________________________________________, personally known to me to be the same person(s) whose name(s) ___________________________ subscribed to the foregoing instrument, appeared before me in person and acknowledged that _________________________ signed, sealed and delivered the said instrument as
_____________________ free and voluntary act, for the uses and purposes therein set forth.


                                               ----------------------
                                                             NOTARY PUBLIC



My Commission Expires:


- --------------------

                                   EXHIBIT C

     Improvements will be made to the Building as per the attached floor plans of both the building and the offices including the following:

     . Office improvements to be a total of 3,620 square feet +
                                                              -
     . Two additional drive doors will

EXHIBIT C ADDENDUM 6/15/93
AS A PART OF THE LEASE DATED 6/1/93 BETWEEN MATTEI CORP.

     . Office improvements to be a total of approximately 3,700 square feet +
                                                                            -
       Reference building plan page 1, dated 6/8/93.

     . Two full height demising walls on column line C and G with 10' x 10' power operated overhead doors. These will be installed between column lines 2 and 3 and have a 3'0" x 6'8" door installed adjacent with locking hardware. These (4) doors shall be installed so that they prevent access from bay 2 to bay 3 and bay 7 to bay 6.

     . Reasonable distribution of 110V-20A power receptacles in the entire warehouse area so that no point is more than 50' from an outlet.

     . Restrooms to accommodate total facility head count of 15 persons in a 50:50 ratio, and meet all current ADA requirements.

     . Breakroom will have a counter with sink and disposal unit and overhead storage cabinets. The counter should have 2-110V.20A. outlets for a coffee maker and microwave. Additional outlets on wall adjacent to counter for a refrigerator, canned drink machine and a snack machine. Cold water taps will be provided for coffee maker and ice maker in refrigerator. All appliances except disposal to be supplied by World Airways.

     . All office lighting to be 2' x 4'-4 bulb lay-in fixtures with 3 way switches to be provided at doors in restrooms, breakroom, and bay 5 front entrance and rear office door. Two fixtures in office pool areas should be on night lite circuit.


     . Electrical should provide outlets as shown on plan of 5/28/93 including a 110V.20A. circuit in a "J" box in ceiling and 2 dedicated circuits on back wall of communications room for telephone and data equipment.

     . A 4'x 8'x 3/4" A-D sheet of plywood should be installed vertically on the rear wall of the communications room adjacent to column 3-E and painted to match room.

     . Install a light gray VCT in breakroom, ceramic tile in restrooms, and medium gray commercial grade carpet in remainder of office area with matching cove base. Paint entire area with heavy duty washable light gray paint using semi-gloss on door and window trim. Ceiling to be 2'x 4' grid with lay-in tile.

     . All office doors will have locking hardware as well as doors coming in from warehouse. Restrooms and breakroom will lock at the doors that enter the office space, not the warehouse.

     . The HVAC in the office area should be able to maintain a temperature of 68 degree to 73 degree F. The HVAC in warehouse bays 3-4-5-6 should maintain 60 degree to 80 degree F. The heating in warehouse bays 1-2-7-8 should maintain 60 degree F.

     . Outside lighting should be provided to light the parking and dock area on the front, rear and right sides of this building with automatic dusk to dawn control.

     . Interior warehouse overhead lighting will be installed so it is controlled by bay at mutually agreeable points. Separate walk thru lighting is provided adjacent to personnel door in rear of center bay, doors in 2 demising walls and rear office door.